Filed Pursuant to Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

Supplement dated December 19, 2014 to the Statement of Additional Information,

as supplemented and amended to date

Under the section titled Advisory Fees the last two paragraphs and their respective charts are replaced with the following information:

“For the last three fiscal years ended March 31, SAAMCo voluntarily or contractually waived fees or reimbursed expenses (excluding advisory fee waivers) as applicable, for all classes of shares, which are not included as part of the advisory fee table as follows:

Portfolio	2014	2013	2012
Cash Management	$91,029	$20,542	N/A
Focus Growth	—	—	—
Focus Value	—	—	—

None of the Portfolios recouped amounts voluntarily waived or reimbursed for the 2014, 2013 and 2012 fiscal years.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.